Silvergate Capital Corporation Investor Presentation NOVEMBER 2022 Exhibit 99.1

2 Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by the use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s periodic and current reports filed with the U.S. Securities and Exchange Commission. Because of these uncertainties and the assumptions on which this presentation and the forward-looking statements are based, actual future operations and results may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, below are certain factors which could cause actual results to differ materially from those contained or implied in the forward-looking statements: changes in general economic, political, or industry conditions; geopolitical concerns, including the ongoing war in Ukraine; the magnitude and duration of the COVID-19 pandemic and related variants and mutations and their impact on the global economy and financial market conditions and our business, results of operations, and financial condition; uncertainty in U.S. fiscal and monetary policy, including the interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market, and monetary fluctuations; volatility and disruptions in global capital and credit markets; the transition away from USD LIBOR and uncertainty regarding potential alternative reference rates, including SOFR; competitive pressures on product pricing and services; success, impact, and timing of our business strategies, including market acceptance of any new products or services; the impact of changes in financial services policies, laws, and regulations, including those concerning taxes, banking, securities, digital currencies and insurance, and the application thereof by regulatory bodies; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national, or global level; and other factors that may affect our future results. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For the most current, accurate information, please refer to the investor relations section of the Company's website at https://ir.silvergatebank.com. Silvergate “Silvergate Bank” and its logos and other trademarks referred to and included in this presentation belong to us. Solely for convenience, we refer to our trademarks in this presentation without the ® or the ™ or symbols, but such references are not intended to indicate that we will not fully assert under applicable law our trademark rights. Other service marks, trademarks and trade names referred to in this presentation, if any, are the property of their respective owners, although for presentational convenience we may not use the ® or the ™ symbols to identify such trademarks. In this presentation, we refer to Silvergate Capital Corporation as “Silvergate” or the “Company” and to Silvergate Bank as the “Bank”.

Digital assets are a nascent, rapidly growing industry


Satoshi Nakamoto publishes Bitcoin whitepaper
2008
2009
Bitcoin blockchain launches
coinbase
2012
2013
U.S. Treasury issues regulatory guidance for virtual currencies
Silvergate onboards its first digital asset customer
2014
2017
The U.S. regulates initial coin offerings through the SEC
Fidelity DIGITAL ASSETS
2018
2019
FTX
PayPal
2020
2021
President's Working Group releases Report and Recommendations on Stablecoins
Executive Order calls for comprehensive crypto regulation
2022

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Powering the digital asset markets and reshaping global commerce


DIGITAL ASSET MARKETS
A new asset class
~$1 trillion in market value
GLOBAL COMMERCE
A new method of payment
~$67 trillion of annual volume by 2025
SILVERGATE EXCHANGE NETWORK (SEN)
BLOCKCHAIN TECHNOLOGY
REAL-TIME 24/7 PROGRAMMATIC SETTLEMENT

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Note: Digital asset market value is approximate global cryptocurrency market value as of October 10, 2022 from CoinMarketCap. Global commerce payment volume forecasted by 2025 data published March 2, 2022 by FIS.

Solutions: Silvergate Exchange Network


coinbase
FTX
PAXOS
crypto.com
GEMINI
kraken
Bitstamp
CIRCLE
SILVERGATE
EXCHANGE NETWORK
(SEN)

24/7 real-time transfers of U.S. dollars between exchanges and investors using our *proprietary* API

The SEN has facilitated over **$1 TRILLION IN PAYMENTS** since its inception in 2017

THE VALUE OF THE SEN:

- Network effects
- Customer acquisition
- Zero-cost funding
- Multiple growth vectors

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Note: Data as of September 30, 2022

6 OBSIDIAN R01 G05 B00 HEX#010500 TUNGSTEN R41 G42 B44 HEX #292a2c SEAFOAM R146 G183 B188 HEX #92b7bc MARINE LAYER R221 G228 B231 HEX #dde4e7 SOLAR WHITE R255 G255 B255 HEX #ffffff TUNGSTEN 50% Lighter R145 G148 B152 HEX #919498 SEAFOAM 40% Lighter R181 G205 B208 HEX #b5cdd0 Only use these if additional colors are needed: Solutions: SEN Leverage WE MANAGE RISK THROUGH: ▪ U.S. dollar loans collateralized only by bitcoin ▪ 24/7 API-enabled loan funding and monitoring ▪ Over-collateralized positions ▪ The ability to rapidly liquidate bitcoin ▪ Control of bitcoin through regulated, qualified custodians DIVERSIFY treasury management MAXIMIZE capital efficiency ENHANCE trading strategies Access secure, institutional capital through bitcoin-collateralized loans to: OVER $1 BILLION IN COMMITMENTS NO LOSSES OR FORCED LIQUIDATIONS SINCE 2020 LAUNCH Unlock the power of bitcoin as productive collateral with a bitcoin-collateralized loan Note: Data as of September 30, 2022

7 OBSIDIAN R01 G05 B00 HEX#010500 TUNGSTEN R41 G42 B44 HEX #292a2c SEAFOAM R146 G183 B188 HEX #92b7bc MARINE LAYER R221 G228 B231 HEX #dde4e7 SOLAR WHITE R255 G255 B255 HEX #ffffff TUNGSTEN 50% Lighter R145 G148 B152 HEX #919498 SEAFOAM 40% Lighter R181 G205 B208 HEX #b5cdd0 Only use these if additional colors are needed: TRANSACTION REVENUE ($ in millions) SEN LEVERAGE ($ in millions) Note: Transaction revenue represents fee income from digital asset customers. SEN Leverage reflects total approved commitments as of its launch in 2020. DIGITAL ASSET CUSTOMERS ($ in billions) SEN TRANSFERS Platform fueled by powerful network effects 542 804 969 1,381 1,677 2018 2019 2020 2021 YTD 2022 $8 $33 $136 $787 $446 2018 2019 2020 2021 YTD 2022 $2.0 $4.9 $11.1 $35.8 $25.6 2018 2019 2020 2021 YTD 2022 $83 $571 $1,493 2018 2019 2020 2021 YTD 2022 N/A N/A

Our zero-cost funding from customers is a strategic advantage

FUNDING SOURCES

Zero-cost funding from digital asset customers


Digital asset deposits 86%
$13.9B
Wholesale funding and other 14%

ASSET ALLOCATION


Loans 9%
Cash 12%
Other 5%
$15.5B
Securities 74%

- Highly liquid asset strategy
- Optimized to facilitate customer flows
- Significant capacity to grow SEN Leverage
- Securities primarily invested in high-quality government backed assets

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Note: Funding sources are quarter to date average balances. Data as of September 30, 2022, unless otherwise noted.

9 OBSIDIAN R01 G05 B00 HEX#010500 TUNGSTEN R41 G42 B44 HEX #292a2c SEAFOAM R146 G183 B188 HEX #92b7bc MARINE LAYER R221 G228 B231 HEX #dde4e7 SOLAR WHITE R255 G255 B255 HEX #ffffff TUNGSTEN 50% Lighter R145 G148 B152 HEX #919498 SEAFOAM 40% Lighter R181 G205 B208 HEX #b5cdd0 Only use these if additional colors are needed: Note: Revenue equals net interest income and noninterest income. Operating expense equals total noninterest expense. Expanding profitability while making investments in strategic growth initiatives REVENUE ($ in millions) OPERATING EXPENSE ($ in millions) Platform is driving revenue growth and operating leverage $77.2 $86.7 $91.5 $174.5 $229.0 2018 2019 2020 2021 YTD 2022 2018-21 3Y CAGR 31.3% $48.3 $52.5 $59.6 $89.1 $91.7 2018 2019 2020 2021 YTD 2022 2018-21 3Y CAGR 22.6%

Network effects of the SEN create multiple avenues for growth


Silvergate Exchange Network
PAYMENTS
Payments Infrastructure
Foreign Exchange
Cash Management
LENDING
SEN Leverage
Asset Management
FUNDING
Digital Asset Custody
Deposit Account Services

THE NETWORK EFFECTS OF THE SEN:

- Reinforce the strength of our product offerings
- Create a platform to launch new customer solutions
- Enable high-quality revenue streams

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Investment highlights

- → Network effects of SEN platform drive scale and profitability
- → Differentiated technology and customer-first approach provide diverse revenue streams
- → Uniquely positioned within nascent digital asset industry
- → Robust risk management framework protects against downside scenarios
- → Experienced management team with strong track record of earnings growth

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Appendix

13 OBSIDIAN R01 G05 B00 HEX#010500 TUNGSTEN R41 G42 B44 HEX #292a2c SEAFOAM R146 G183 B188 HEX #92b7bc MARINE LAYER R221 G228 B231 HEX #dde4e7 SOLAR WHITE R255 G255 B255 HEX #ffffff TUNGSTEN 50% Lighter R145 G148 B152 HEX #919498 SEAFOAM 40% Lighter R181 G205 B208 HEX #b5cdd0 Only use these if additional colors are needed: PAGE TITLE HERE Robust compliance and risk management framework Our compliance process was built over the past eight years and has provided us with a strategic advantage within the digital currency industry that is the cornerstone of our leadership position today DAILY TRANSACTION MONITORINGCUSTOMER APPROVALDUE DILIGENCEPROSPECTING ENHANCED DUE DILIGENCE PERIODIC REVIEW ONGOING MONITORING Daily ▪ BSA/AML Alerts Monitoring ▪ Industry News Monitoring Enhanced Due Diligence ▪ Customer Counterparty Reviews ▪ Negative News Reviews Periodic Review ▪ Quarterly Account Activity Reviews ▪ Annual Company Reviews Management Reporting ▪ Reports to Management Risk Committee ▪ Reports to Management Loan Committee ▪ Quarterly BSA Risk Assessment • 3 former BSA Officers on Staff INITIAL DUE DILIGENCE Executive Summary ▪ Company Description & Management Team ▪ Product & Target Customer ▪ Operational Needs Reputation Review ▪ Customer Complaints ▪ Pending/Prior Litigation Compliance Review ▪ Review of Organization’s Culture of Compliance ▪ BSA/AML Program ▪ Confirm Money Transmitter Registration & Licensing ▪ Review Independent Audits & Exams ▪ Site Visit ▪ UDAAP Policy/Procedure ▪ Information Security